Taxation	12 Months Ended
Dec. 31, 2017
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Taxation
8.	Taxation

Deferred tax assets have not been recognized in respect of tax losses, because the Company has no history of generating taxable profits and at the balance sheet date, there is no convincing evidence that sufficient taxable profit will be available against which the tax losses can be utilized. As of December 31, 2017, the tax losses carried forward amounted to €149.2 million as compared to €101.1 million at December 31, 2016.

In order to promote innovative technology development activities and investments in new technologies, a corporate income tax incentive has been introduced in Dutch tax law called the Innovations Box. Based on the Innovations Box ruling, the Company would owe on the first 75% of qualifying profits under the Dutch jurisdiction effectively 5% for Dutch income taxes. The remaining profit would be taxed at the Dutch statutory tax rate of 25%. Taxable profits will only qualify for the Innovations Box once the tax losses carried forward are completely utilized. The agreement with the tax authorities was originally signed for the tax years beginning in 2011 through 2015 and was subsequently extended through the year 2019. Since the Company is loss-making, no Dutch income tax is recognized in the consolidated statement of profit or loss and comprehensive loss.

Merus US, Inc., which is incorporated in the United States in the State of Delaware, is subject to statutory U.S. Federal corporate income taxes and state income taxes for Massachusetts at a blended rate of 40% for the years ended December 31, 2017 and 2016. Current year income tax expense was attributable entirely to Merus US, Inc. which was established on February 17, 2016 and provided general management services and strategic advisory services to the Company. Corporate income tax expenses were €0.2 million and zero for the years ended December 31, 2017 and 2016, respectively.